                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ----------------------

                                    FORM 8-K


                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) May 12, 1997



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)


        Delaware                   0-16102         59-2840783
  (State or Other Jurisdiction    Commission    (I.R.S. Employer
      or Incorporation or         file number    Identification
       Organization)                                Number)

                1000 CRAWFORD PLACE, MT. LAUREL, NEW JERSEY  08054
                     (Address of principal executive offices)

                                  (609) 235-6009
               (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

     Eastern Waste of New York, Inc., Eastern Waste of Long Island, Inc. and Eastern Container Corporation (collectively referred to as "Eastern") are wholly-owned subsidiaries of Eastern Environmental Services, Inc. (The "Registrant"). On May 12, 1997, Eastern acquired (the "Acquisition") substantially all of the assets related to the operations of KC Waste Services, Inc., Curbside Leasing, Inc. Waste Services, Inc., New York Waste Services, Inc., and Long Island Waste Services, Inc. (collectively referred to as the "Waste Services, Inc. and affiliates," or "WSI"). The acquisition of WSI was made pursuant to the terms of an Agreement and Plan of Reorganization (the "Agreement") dated October 23, 1996, as amended on April 14, 1997 and May 12, 1997, by Eastern and WSI. The Agreement and Amendments are incorporated as
Exhibit 10.1. The description of the acquired assets and the Acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement and related amendments. WSI and the Individuals are collectively referred to as the "Sellers." The Sellers are not affiliated with the Registrant nor with any of the Registrant's subsidiaries.

     Additionally, Eastern closed into Escrow on May 12, 1997 the acquisition of Golden Gate Carting Co., Inc. ("Golden Gate") and Coney Island Rubbish Removal, Inc. ("Coney Island") (collectively referred to as "the Companies"), two companies under common management control with WSI. The closings, which are pending upon satisfaction of certain normal conditions which the Registrant believes will be resolved, were made pursuant to two separate Agreements and Plans of Reorganization incorporated as respectively as Exhibits 10.2 ("Golden Gate"), and 10.3 ("Coney Island"), as both were amended on May 12, 1997. Simultaneous with the escrow closing of Golden Gate and Coney Island, Eastern entered into Management Agreements (enclosed as Exhibits 10.4 and 10.5) with both companies until final closing of the acquisition. The Management Agreements provide that the Eastern will manage the businesses of Golden Gate and Coney Island, retain the revenue of the businesses and pay all associated expenses. The description of the management agreements are qualified in their entirety by reference to Exhibits 10.4 and 10.5.

     Pursuant to the WSI Agreement and Plan of Reorganization, property and equipment and intangible assets were acquired for consideration consisting of 1,159,980 unregistered shares of the Registrant's common stock (valued at $11.70 per share) and the assumption of approximately $6.2 million of debt. Eastern has also accrued an obligation of $6.2 million as additional purchase price which is contingent upon the resolution of certain events and is payable in either cash or a future maximum issuance of 357,849 shares of the Registrant's common stock. As part of this contingency, the Registrant also posted a Letter of Credit in the amount of approximately $2.6 million and agreed to pay up to $630,000 relating to a debt WSI owed to one of its creditors. Such future payment is contingent upon authorization from the New York City Trade Waste Commission or a court having jurisdiction. Estimated consideration for the pending acquisitions of Golden Gate and Coney Island consists of 288,820 unregistered shares of the Registrant's stock (valued at $11.70 per share) and the assumption of approximately $3.0 million of debt.

     The acquired assets include vehicles, containers, recycling equipment, office furniture, equipment and supplies used in the operations of the Companies; customer contract rights, all rights, title and interest of the Companies in leases for real property, trade secrets, property rights, symbols, trademarks, trade names, logos, telephone directory listings used by the Companies; all permits, licenses, franchises, consents and other approvals for governmental agreements used in the operations of the business; and all goodwill of the business conducted by the Companies. The acquired assets were used by the Sellers in the solid waste collection business. Eastern intends to continue to use the acquired assets for this purpose.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA
        FINANCIAL INFORMATION AND EXHIBITS
        ----------------------------------

(a) Financial statements of businesses acquired. It is impracticable to provide the required financial statements of Waste Services, Inc. and affiliates, Golden Gate Carting Co., Inc. and Coney Island Rubbish Removal, Inc. at the time of the filing of this report. The required financial statements of Waste Services, Inc. and affiliates, Golden Gate Carting Co., Inc. and Coney Island Rubbish Removal, Inc. will be filed within the time period required in accordance with applicable regulations under the Securities Exchange Act of 1934.

(b)  Pro forma financial information

     It is impracticable to provide the required pro forma financial information of Eastern Environmental Services, Inc. at the time of the filing of this report. The pro forma information will be filed within the time period required in accordance with applicable regulations under the Securities Exchange Act of 1934.

(c)  Exhibits

10.1 Agreement and Plan of Reorganization made on October 23, 1996 by and among "Shareholders" ("Shareholder"), Waste Services, Inc. ("Waste"), New York Waste, Inc. ("NY Waste"), Long Island Waste Services, Inc. ("L.I. Waste"), KC Waste Services, Inc. ("KC Waste") and Curbside Leasing, Inc. ("Curbside"), Eastern Environmental Services, Inc. ("EESI"), Eastern Waste of New York, Inc. ("EESI New York"), Eastern Waste of Long Island, Inc. ("EESI L.I.") and Eastern Container Corporation ("EESI Container"). For the purposes of this Agreement, EESI, EESI New York, EESI L.I. and EESI Container are collectively referred to as "Purchasers," Waste, NY Waste, L.I. Waste, KC Waste and Curbside are collectively referred to as the "Companies" and individually known as a "Company" and the Companies and the Shareholders are collectively referred to as the "Sellers." Amendment No. 1, dated April 14, 1997 to the Agreement and Plan of Reorganization made on October 23, 1996. Amendment No. 2 dated May 12, 1997, to the Agreement and Plan of Reorganization made on October 23, 1996.

10.2 The Agreement and Plan of Reorganization ("Agreement") is made on April 7, 1997 by and among Christopher Pittas, Nicholas Pittas, Jr. ("Shareholders"), Golden Gate Carting Co., Inc. ("Golden Gate"), Eastern Environmental Services, Inc. ("EESI"), and Eastern Waste of New York, Inc. ("EESI NY".) For purposes of this Agreement, EESI and EESI NY are collectively referred to as "Purchasers," Golden Gate may also be referred to as "Company," and the Company and the Shareholders are collectively referred to as "Sellers." Amendment No. 1 dated May 12, 1997 to Agreement and Plan of Reorganization made on April 7, 1997.

10.3 The Agreement and Plan of Reorganization (the "Agreement") is made as of April 7, 1997, by and among Vincent Morea ("Shareholder"), Coney Island Rubbish Removal, Inc. ("Coney Island"), Eastern Environmental Services, Inc. ("EESI"), and Eastern Waste of New York, Inc. ("EESI NY"). For purposes of this Agreement, EESI and EESI NY are collectively referred to as "Purchasers", Coney Island may also be referred to as "Company" and the Company and the Shareholder are collectively referred to as the "Sellers". Amendment No. 1 dated as of May 12, 1997 to Agreement and Plan of Reorganization made as of April 7, 1997.

10.4 The Agreement "Management Agreement" is made on May 12, 1997, by and between Golden Gate Carting Co., Inc. and New York Corporation (the "Company") and Eastern Waste of New York, Inc., a Delaware corporation (the "Manager")

10.5 The Agreement ("Management Agreement") is made as of May 12, 1997, by and between Coney Island Rubbish Removal, Inc., a New York corporation (the "Company") and Easten Waste of New York, Inc., a New York corporation (the "Manager".)

--------------------------------------------------------------------------------

                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EASTERN ENVIRONMENTAL SERVICES, INC.


     Date:  May 21, 1997 By:            /s/  Louis D. Paolino, Jr.
                                   -------------------------------------
                                                  Louis D. Paolino, Jr.
                                                  President

                                 EXHIBIT INDEX

EXHIBIT
 NO.           DESCRIPTION
-------        -----------

10.1 Agreement and Plan of Reorganization made on October 23, 1996 by and among "Shareholders" ("Shareholder"), Waste Services, Inc. ("Waste"), New York Waste, Inc. ("NY Waste"), Long Island Waste Services, Inc. ("L.I. Waste"), KC Waste Services, Inc. ("KC Waste") and Curbside Leasing, Inc. ("Curbside"), Eastern Environmental Services, Inc. ("EESI"), Eastern Waste of New York, Inc. ("EESI New York"), Eastern Waste of Long Island, Inc. ("EESI L.I.") and Eastern Container Corporation ("EESI Container"). For the purposes of this Agreement, EESI, EESI New York, EESI L.I. and EESI Container are collectively referred to as "Purchasers," Waste, NY Waste, L.I. Waste, KC Waste and Curbside are collectively referred to as the "Companies" and individually known as a "Company" and the Companies and the Shareholders are collectively referred to as the "Sellers." Amendment No. 1, dated April 14, 1997 to the Agreement and Plan of Reorganization made on October 23, 1996. Amendment No. 2 dated May 12, 1997, to the Agreement and Plan of Reorganization made on October 23, 1996.

10.2 The Agreement and Plan of Reorganization ("Agreement") is made on April 7, 1997 by and among Christopher Pittas, Nicholas Pittas, Jr. ("Shareholders"), Golden Gate Carting Co., Inc. ("Golden Gate"), Eastern Environmental Services, Inc. ("EESI"), and Eastern Waste of New York, Inc. ("EESI NY".) For purposes of this Agreement, EESI and EESI NY are collectively referred to as "Purchasers," Golden Gate may also be referred to as "Company," and the Company and the Shareholders are collectively referred to as "Sellers." Amendment No. 1 dated May 12, 1997 to Agreement and Plan of Reorganization made on April 7, 1997.

10.3 The Agreement and Plan of Reorganization (the "Agreement") is made as of April 7, 1997, by and among Vincent Morea ("Shareholder"), Coney Island Rubbish Removal, Inc. ("Coney Island"), Eastern Environmental Services, Inc. ("EESI"), and Eastern Waste of New York, Inc. ("EESI NY"). For purposes of this Agreement, EESI and EESI NY are collectively referred to as "Purchasers", Coney Island may also be referred to as "Company" and the Company and the Shareholder are collectively referred to as the "Sellers". Amendment No. 1 dated as of May 12, 1997 to Agreement and Plan of Reorganization made as of April 7, 1997.

10.4 The Agreement "Management Agreement" is made on May 12, 1997, by and between Golden Gate Carting Co., Inc. and New York Corporation (the "Company") and Eastern Waste of New York, Inc., a Delaware corporation (the "Manager")

10.5 The Agreement ("Management Agreement") is made on May 12, 1997, by and between Coney Island Rubbish Removal, Inc., a New York corporation (the "Company") and Easten Waste of New York, Inc., a New York corporation (the "Manager".)